UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2015 (January 26, 2015)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    2015 Performance Share Program
On January 26, 2015, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adobe Systems Incorporated (“Adobe” or the “Company”) approved the 2015 Performance Share Program, including the Award Calculation Methodology (the “Program”), under the terms of the Company’s 2003 Equity Incentive Plan. The Committee established the Program to help focus key employees on building stockholder value, provide significant award potential for achieving outstanding Company performance, and enhance the ability of the Company to attract and retain highly talented individuals. Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2015. The Committee granted awards to the executive officers under the Program on January 26, 2015 in the form of a target award and a maximum award of performance shares (“Performance Shares”), approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

Under the Program, shares may be earned based on the achievement of objective relative total stockholder return (“TSR”) measured over a three-year performance period (Adobe’s 2015 - 2017 fiscal years). The Committee will certify actual performance achievement following the Company’s 2017 fiscal year-end and the corresponding number of Performance Shares earned for the three-year performance period, subject to specified change of control exceptions. In addition, as a condition to earning any Performance Shares, a participant must continue to provide service to Adobe (or an affiliate) through the later of the certification date and January 24, 2018. Accordingly, the Performance Shares will align our executives’ interests with those of our stockholders over the long term, while also providing key retention incentives.

Participants can earn between 0% and 200% (the payout cap under the Program) of his or her target number of Performance Shares. The amount of Performance Shares actually earned is based on a relative three-year TSR measure, which objectively compares the TSR of Adobe’s common stock against the TSR of the companies included in the NASDAQ 100 Index as of November 29, 2014 (the first day of Adobe’s 2015 fiscal year) during the course of the three-year period. Generally, TSR will be compared using the 90-calendar day average ending at the beginning of Adobe’s 2015 fiscal year and ending at the end of Adobe’s 2017 fiscal year. The number of Performance Shares awarded will increase or decrease 2.5% for every percentile that Adobe’s TSR percentile rank is above or below, respectively, the NASDAQ 100 companies’ 50th percentile, and no shares will be awarded if the Company’s performance ranks below the 25th percentile for the three-year performance period. Additionally, regardless of Adobe’s relative position with respect to the NASDAQ 100 companies, the award will be capped at 100% of target in the case of Adobe having a negative absolute TSR over the measurement period.

The target awards and maximum awards for the Performance Shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers on January 26, 2015 are as set forth below.

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	113,500	227,000
Mark Garrett	Executive Vice President and Chief Financial Officer	34,400	68,800
Matthew Thompson	Executive Vice President, Worldwide Field Operations	34,400	68,800
Bradley Rencher	Senior Vice President and General Manager, Digital Marketing	25,800	51,600
David Wadhwani	Senior Vice President and General Manager, Digital Media	29,250	58,500
* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the maximum award. Any shares issued under the Program are subject to recoupment in accordance with the Company’s policy to recoup amounts as required by applicable law.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan, which is incorporated herein by reference as Exhibit 10.1. Copies of the 2015 Performance Share Program and the form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

2015 Executive Annual Incentive Plan

On January 26, 2015, the Committee approved the terms of the 2015 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the Company’s 2011 Executive Cash Performance Bonus Plan, which applies to certain executive officers of the Company. The Incentive Plan is designed to drive revenue growth, encourage accountability, drive execution of short-term priorities tied to long-term strategy and annual operating plan objectives, and recognize and reward the Company’s executives upon the achievement of certain objectives.

Executive officers designated by the Company’s Board of Directors as an officer for purposes of Section 16 of the Securities and Exchange Act of 1934, as amended, who are Senior Vice President level or above and who are employed by the Company during its 2015 fiscal year are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of his or her earned base salary.

The Incentive Plan requires that the Company achieve at least 85% of the GAAP revenue target set forth in the annual operating plan for fiscal year 2015 as approved by the Board at the beginning of the fiscal year (the “FY15 Operating Plan”) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan. If the initial threshold is not achieved, no payments may be made under the Incentive Plan. If this initial threshold is achieved, each participant is eligible to earn a maximum bonus equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below. The target bonus is calculated by multiplying a participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage.

For fiscal year 2015, the target bonus and maximum bonus, expressed as a percentage of base salary earned for the Company’s principal executive officer, principal financial officer and other named executive officers, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	150%	300%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Matthew Thompson	Executive Vice President, Worldwide Field Operations	100%	200%
Bradley Rencher	Senior Vice President and General Manager, Digital Marketing	95%	190%
David Wadhwani	Senior Vice President and General Manager, Digital Media	95%	190%
The maximum bonus for each participant is subject to reduction based on the Company’s or the participant’s achievement of various pre-established goals. Seventy-five percent of a participant’s target award opportunity is tied to the Corporate Result and twenty-five percent of a participant’s target award opportunity is tied to his or her Individual Goals Result, each as described below.

The actual bonus is comprised of:

Financial Performance (4/5 of Corporate Result)	+	Customer Advocacy (1/5 of Corporate Result)	+	Individual Goals Result (25%)
Corporate Result (75%)

The “Corporate Result” (expressed as a percentage) is the weighted average of two elements (with the weighting as shown in the formula above): (1) Financial Performance and (2) Customary Advocacy.

The Company’s financial performance for the Performance Period (“Financial Performance”) is determined by a metric comprised of both (1) net new annualized recurring revenue in Digital Media and (2) net bookings for the Adobe Marketing Cloud, in both cases as set forth in the FY15 Operating Plan.

As described in our Annual Report on Form 10-K for the fiscal year ended November 28, 2014, we define annualized recurring revenue, or ARR, in our Digital Media business as the sum of: (1) the number of current subscriptions, multiplied by the average subscription price paid per user per month, multiplied by twelve months; plus (2) twelve months of contract value of Enterprise Term License Agreements where the revenue is ratably recognized over the life of the contract; plus (3) twelve months of Adobe Digital Publishing Suite contract value where the revenue is ratably recognized. The net new ARR target under our Incentive Plan is based on the FY15 ARR target set forth for specified products and services in the FY15 Operating Plan, with achievement to be measured as the ARR at the end of fiscal year 2015 less the ARR at the beginning of fiscal year 2015.

The Net Bookings target for Adobe Marketing Cloud is also based on the target set forth in the FY15 Operating Plan. Our Net Bookings measure is a proprietary formula that we use to monitor the value of our business in the Adobe Marketing Cloud.

Financial Performance measures net new ARR in our Digital Media business and Net Bookings for Adobe Marketing Cloud on a combined basis, with the actual percentage of Financial Performance achievement determining the Financial Performance payout percentage (with a maximum achievement of 200%), as shown on Exhibit A of the Incentive Plan. The Financial Performance payout percentage is then factored into the Corporate Result calculation.

The Customer Advocacy Result is based on quantitative and qualitative analysis of the Company’s improvement of the customer experience by achievement of customer advocacy objectives. If the Financial Performance payout percentage is at or below 100%, then the maximum percentage of the Customer Advocacy Result permitted will be 100%. If the Financial Performance payout percentage is above 100%, then the maximum percentage of the Customer Advocacy Result permitted will be equal to the Financial Performance payout percentage (with a maximum achievement of 200%).

The Corporate Result is also subject to adjustment by the Committee by up to 20 percentage points up or down based on the Committee’s assessment of the Company’s qualitative performance during the fiscal year (with a maximum achievement of 200%).

The remaining 25% of each participant’s bonus opportunity under the Incentive Plan is based on the achievement of individual performance goals selected by the Committee at the outset of the performance period, which goals are specifically tailored to each participant and aligned with the achievement of strategic objectives contained in the FY15 Operating Plan (the “Individual Goals Result”). A participant’s Individual Goals Result may range from 0% to 200%.

Once each component described above is certified by the Committee, the actual bonus award earned by each participant under the Incentive Plan is determined using the following formula:

Actual Award ($)	=	[(Corporate Result % * 75%)	+	(Individual Goals Result % * 25%)]	x	Target Award ($)

Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with the Company’s policy to recoup amounts as required by applicable law.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan and the 2011 Executive Cash Performance Bonus Plan, which is incorporated herein by reference as Exhibit 10.4. A copy of the Incentive Plan is filed herewith as Exhibit 10.5 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/14/14	10.1
10.2	2015 Performance Share Program				X
10.3	Form of 2015 Performance Share Award Grant Notice and Award Agreement pursuant to 2015 Performance Share Program				X
10.4	2011 Executive Cash Performance Bonus Plan	8-K	1/28/11	10.4
10.5	2015 Executive Annual Incentive Plan				X
10.6	Form of RSU Grant Notice and Award Agreement pursuant to 2003 Equity Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 28, 2015	By:	/s/ Michael Dillon
Michael Dillon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/14/14	10.1
10.2	2015 Performance Share Program				X
10.3	Form of 2015 Performance Share Award Grant Notice and Award Agreement pursuant to 2015 Performance Share Program				X
10.4	2011 Executive Cash Performance Bonus Plan	8-K	1/28/11	10.4
10.5	2015 Executive Annual Incentive Plan				X
10.6	Form of RSU Grant Notice and Award Agreement pursuant to 2003 Equity Incentive Plan				X